Shareholders' Equity	12 Months Ended
Dec. 31, 2019
Shareholders Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 10:-	SHAREHOLDERS' EQUITY

a.	Rights attached to the shares:

1.	Ordinary shares:

Subject to our current articles of association (the "AOA") the holders of ordinary shares have the right to receive notices to attend and vote in general meetings of the Company's shareholders, and the right to share in dividends and other distributions and upon liquidation.

2.	Preferred shares:

All issued and outstanding preferred shares were converted to Ordinary shares upon the IPO (refer to b below).

b.	On October 30, 2018, the Company closed an Initial Public Offering ("IPO") of its ordinary shares on the Nasdaq, under the symbol "GMDA" which resulted in the sale of 6,250,000 ordinary shares at a public offering price of $8 per share, before underwriting discounts. The underwriters purchased 398,368 additional shares at a public offering price of $8 per share. The Company received net proceeds from the IPO of approximately $47,241 (net of issuance costs and underwriting discounts of approximately $5,947). Upon the closing of the IPO, all of the Company's outstanding preferred shares automatically converted into 17,289,289 ordinary shares.

c.	In November 2019, the Company entered into a Controlled Equity Sales Agreement under which the Company may offer and sell thier ordinary shares having an aggregate gross sales price of up to $30,000 from time to time through Cantor Fitzgerald & Co. Pursuant to the Sales Agreement and upon delivery of notice by the Company, Cantor may sell thier ordinary shares under an "at the market offering".